UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2023

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
    Las Vegas, Nevada         89193-8510
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Southwest Gas Holdings, Inc. (“Company”) was held on May 4, 2023. Holders of approximately 59,683,446 shares of common stock, $1 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, (iii) approved, on a non-binding, advisory basis, an annual frequency for the non-binding vote on the Company’s executive compensation, and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1. The election of directors.

Name	For	Withhold	Broker Non-Votes
E. Renae Conley	54,976,962	1,499,877	3,206,607
Andrew W. Evans	55,769,295	707,544	3,206,607
Karen S. Haller	56,076,304	400,535	3,206,607
Jane Lewis-Raymond	54,474,835	2,002,004	3,206,607
Henry P. Linginfelter	55,866,323	610,516	3,206,607
Anne L. Mariucci	51,805,169	4,671,670	3,206,607
Carlos A. Ruisanchez	55,869,351	607,488	3,206,607
Ruby Sharma	50,000,014	6,476,825	3,206,607
Andrew J. Teno	52,626,354	3,850,485	3,206,607
A. Randall Thoman	54,178,018	2,298,821	3,206,607
Leslie T. Thornton	54,768,241	1,708,598	3,206,607

Proposal 2. Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
54,189,966	2,116,247	170,626	3,206,607

Proposal 3. Advisory vote to approve the frequency of the advisory vote on the Company’s executive compensation.

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
54,976,007	202,616	1,116,949	181,266	3,206,607

Based on its recommendation to stockholders for a vote in favor of an annual advisory vote and the voting results showing approximately 97% of the Company's shares in favor of an annual vote, the Company’s Board of Directors has decided to continue to hold an annual advisory vote on the Company’s executive compensation.

Proposal 4. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2023.

For	Against	Abstain
58,499,896	1,098,251	85,299

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

May 9, 2023	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/General Counsel/Corporate Secretary